Exhibit 99.5

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with each other on behalf of each of them of such a statement on Schedule 13D with respect to the Common Stock, $0.001 par value, beneficially owned by each of them of Entellus Medical, Inc. This Joint Filing Agreement shall be included as an Exhibit to such Schedule 13D.

IN WITNESS THEREOF, the undersigned hereby execute this Joint Filing Agreement as of February 12, 2015.

Dated: February 12, 2015	SVLSF IV, LLC By: /s/ Denise Marks, Member
Signature of Reporting Person

Dated: February 12, 2015	ILSF III, LLC; By: /s/ Denise Marks, Member
Signature of Reporting Person

Dated: February 12, 2015	International Life Sciences Fund III (GP), L.P.; By: ILSF III, LLC, its General Partner; By: /s/ Denise Marks, Member
Signature of Reporting Person

Dated: February 12, 2015	International Life Sciences Fund III (LP1), L.P.; By: International Life Sciences Fund III (GP), L.P., its General Partner; By: ILSF III, LLC, its General Partner; By: /s/ Denise Marks, Member
Signature of Reporting Person

Dated: February 12, 2015	International Life Sciences Fund III Co-Investment, L.P.; By: International Life Sciences Fund III (GP), L.P., its General Partner; By: ILSF III, LLC, its General Partner; By: /s/ Denise Marks, Member
Signature of Reporting Person

Dated: February 12, 2015

International Life Sciences Fund III Strategic Partners, L.P.; By: International Life Sciences Fund III (GP), L.P., its General Partner; By: ILSF III, LLC, its General Partner; By: /s/ Denise Marks, Member

Signature of Reporting Person

Dated: February 12, 2015	SV Life Sciences Fund IV (GP), L.P.; By: SVLSF IV LLC, its General Partner; By: /s/ Denise Marks, Member
Signature of Reporting Person

Dated: February 12, 2015	SV Life Sciences Fund IV Strategic Partners, L.P.; By: SV Life Sciences Fund IV (GP), L.P., its General Partner; By: SVLSF IV, LLC, its General Partner; By: /s/ Denise Marks, Member
Signature of Reporting Person

Dated: February 12, 2015	SV Life Sciences Fund IV, L.P.; By: SV Life Sciences Fund IV (GP), L.P., its General Partner; By: SVLSF IV, LLC, its General Partner; By: /s/ Denise Marks, Member
Signature of Reporting Person